UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Voya Financial, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 30, 2014.

Meeting Information
	Meeting Type:	Annual Meeting
VOYA FINANCIAL, INC.	For holders as of:	June 2, 2014
	Date: July 30, 2014	Time: Noon, Eastern Daylight Time
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/VOYA2014.
VOYA FINANCIAL, INC. 230 PARK AVENUE NEW YORK, NY 10169	The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VOYA2014 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M76601-P54110

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 16, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/VOYA2014. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote FOR all nominees and FOR Items 2, 4, 5 and 6. The Board recommends a vote for EVERY YEAR in Item 3.

1.	Election of Directors

Nominees:

1a.	Jane P. Chwick

1b.	Patrick G. Flynn

1c.	J. Barry Griswell

1d.	Frederick S. Hubbell

1e.	Hendricus A. Koemans

1f.	Rodney O. Martin, Jr.

1g.	Willem F. Nagel

1h.	Deborah C. Wright

1i.	David Zwiener

2.	Approval, in a non-binding advisory vote, of the compensation paid to the named executive officers, as disclosed and discussed in the Proxy Statement

3.	Recommendation, in a non-binding advisory vote, of the frequency of future advisory votes on executive compensation

4.	Approval of the adoption of the Voya Financial, Inc. 2014 Omnibus Employee Incentive Plan

5.	Approval of the Amended and Restated Voya Financial, Inc. 2013 Omnibus Non-Employee Director Incentive Plan

6.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014

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